Nov. 29, 2018
Yorktown Capital Income Fund

Supplement dated November 29, 2018 to the

Summary Prospectus, Statutory Prospectus, and Statement of Additional Information

dated May 31, 2018 for the

Yorktown Capital Income Fund

(Class A, Class L, and Institutional Class Shares)

This supplement serves as notification of, and provides information regarding, certain proposed changes to the Yorktown Capital Income Fund (the “Fund”). You should read this Supplement in conjunction with the Prospectus.

On November 2, 2018, the Board of Trustees (the “Board”) of The Yorktown Funds (the “Trust”) approved a proposal to change the investment objective of the Yorktown Capital Income Fund (the “Fund”) to reflect a focus on current income consistent with the preservation of capital. Consistent with the change in its investment objective, the Board also approved a change of the Fund’s name to the “Yorktown Ultra Short Term Bond Fund”. The changes to the Fund’s investment objective and investment policies that are fundamental policies require shareholder approval.

Shareholders of record for the Fund on November 19, 2018 will receive a proxy statement asking them to vote on the proposals approved by the Board that require approval at a meeting of shareholders presently scheduled for January 24, 2019 at 10:00 a.m. at the offices of the Trust.

The change to the Fund’s name and other changes to its investment policies that do not require shareholder approval are contingent upon shareholder approval of the change to the Fund’s investment objective.

Please retain this Supplement with your records.